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                                                                    EXHIBIT 14.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Amendment No. 4 to the Registration Statement, No. 333-102800, of Durban Roodepoort Deep, Limited on Form F-3 of our report dated September 29, 2003 appearing in the Annual Report on Form 20-F of Durban Roodepoort Deep, Limited for the year ended June 30, 2004.

/s/ Deloitte & Touche

Deloitte & Touche
Chartered Accountants (SA)

Johannesburg, South Africa
November 29, 2004